EXHIBIT 4.1

                           TRAVIS INTERNATIONAL, INC.
                                       TI
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 894920 10 7
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT _____________________________is the owner of ___________

FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF TRAVIS INTERNATIONAL, INC. (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:______________

________________________________________
President

________________________________________
Secretary

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK,
 N.Y.) TRANSFER AGENT AND REGISTRAR BY ____________________________
                                           AUTHORIZED SIGNATURE

          The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


    For Value Received, hereby sell, assign and transfer unto (PLEASE PRINT OR

TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)____________

___________________________________________________________________________

___________________________________________________________________________


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________


Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated _____________________________     ___________________________________

Signature(s) Guaranteed:                ___________________________________
                                        (Signatures)
___________________________________
                                        NOTICE:  THE SIGNATURE TO THIS
___________________________________     ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
NOTICE: THE SIGNATURE(S) SHOULD BE      CERTIFICATE IN EVERY PARTICULAR, WITHOUT
WHATEVER.  GUARANTEED BY AN ELIGIBLE    ALTERATION OR ENLARGEMENT OR ANY CHANGE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT
______________________ Custodian ________________________
       (Cust)                            (Minor)

under Uniform Gifts to Minors Act
_________________________________
       (State)

Additional abbreviations may also be used though not in the above list.